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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 18, 2008

                      Integrated Healthcare Holdings, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   0-23511                   87-0573331
    ---------------------        -------------              --------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)          File Number)             Identification No.)

   1301 North Tustin Avenue, Santa Ana
               California                                            92705
    ---------------------------------                             -----------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (714) 953-3503


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

On July 18, 2008, Integrated Healthcare Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Kali P. Chaudhuri, M.D. (the "Investor") and William E. Thomas ("Thomas"). Pursuant to the Purchase Agreement, the Investor has a right to purchase from the Company 63,347,891 shares of its common stock for consideration of $0.11 per share, aggregating $6,968,268. A copy of the Purchase Agreement is attached hereto as
Exhibit 10.1 and incorporated by reference. Certain material terms of the Purchase Agreement are described in the press release attached hereto as Exhibit
99.1 and incorporated herein by reference.

The Purchase Agreement provides the Investor and Thomas with certain pre-emptive rights to maintain their respective levels of ownership of the Company's common stock by acquiring additional equity securities concurrent with future issuances by the Company of equity securities or securities or rights convertible into or exercisable for equity securities and also provides them with demand registration rights. These pre-emptive rights and registration rights superseded and replaced their existing pre-emptive rights and registration rights. The Purchase Agreement also contains a release, waiver and covenant not to sue the Investor in connection with the Investor's entry into the Option and Standstill Agreement described below and the consummation of the transactions contemplated under that agreement. Concurrent with the execution of the Purchase Agreement, the Investor exercised in full outstanding warrants to purchase 24,878,213 shares of common stock at an exercise price of $0.15 per share, for a total purchase price of $3,731,732.

EARLY LOAN PAYOFF AGREEMENT

Concurrent with the execution of the Purchase Agreement, the Company, WMC-SA, Inc., a California corporation ("WMC-SA"); WMC-A, Inc., a California corporation ("WMC-A"); Chapman Medical Center Inc., a California corporation ("CMC"); and Costal Communities Hospital, Inc., a California corporation ("CCH" and collectively with WMC-SA, WMC-A and CMC, the "Subsidiaries") and Medical Provider Financial Corporation I, a Nevada corporation ("MPFC I"); Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II"); Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III"); Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation ("HFMA" and collectively with MPFC I, MPFC II, MPFC III, "MCC") entered into an Early Loan Payoff Agreement (the "Payoff Agreement"). The Company used the proceeds from the warrant exercise described above to pay down a $10,700,000 convertible term note, dated October 9, 2007, executed by the Company and the Subsidiaries, jointly and severally as maker, payable to the order of MPFC III. The Company is obligated under the Payoff Agreement to use the proceeds it receives from the future exercise, if any, of the Investor's purchase right under the Purchase Agreement, plus additional Company funds as may then be necessary, to pay down the remaining balance of the $10,700,000 convertible term note under the Payoff Agreement. Under the Payoff Agreement, once the Company has fully repaid early the entire $10,700,000 convertible term note, it has an option to extend the maturity dates of the $80,000,000 Credit Agreement and the $50,000,000 Revolving Credit Agreement from October 8, 2010 to October 8, 2011. A copy of the Payoff Agreement is attached hereto as Exhibit 10.2 and incorporated by reference.

Concurrent with the execution of the Purchase Agreement, the Investor and MCC entered into an Option and Standstill Agreement pursuant to which MCC agreed to sell (i) the warrant dated October 9, 2007 issued to HFMA to purchase a minimum of 16,880,484 shares of common stock of the Company, as amended by amendment no. 1 dated July 18, 2008 (the "4.95% Warrant"), and (ii) the warrant dated December 12, 2005 issued to HFMA to purchase a minimum of 26,097,561 shares of common stock of the Company, as amended by amendment no. 1 dated affective as of April 26, 2006, amendment no. 2 dated October 9, 2007 and amendment no. 3 dated July 18, 2008 (the "31.09% Warrant", together with the 4.95% Warrant, the "Warrants"). The Warrants will not be sold to the Investor unless the Investor so elects within six years after the Company pays off all remaining amounts due to MPFC II and MPFC I pursuant to (i) the $80,000,000 Credit Agreement dated October 9, 2007, among the Company, the Subsidiaries, MPFC II, Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"); West Coast Holdings, LLC, a California limited liability company ("WCH"); Ganesha Realty, LLC, a California limited liability company ("Ganesha") and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN", collectively with PCHI, WCH, and Ganesha, the "Credit Parties") and


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(ii) the $50,000,000 Revolving Credit Agreement, dated October 9, 2007, among the Company, the Subsidiaries, MPFC I, and the Credit Parties. HFMA also agreed not to exercise or transfer the Warrants unless a payment default occurs and remains uncured for a specified period. The Option and Standstill Agreement further provides that if the full early payoff of the $10,700,000 convertible note does not occur by January 10, 2009, then that agreement and the Investor's right to purchase the Warrants will terminate.

The Investor is considered an "accredited" investor as such term is promulgated by the SEC. In reliance upon such Investor's representation as an "accredited investor" among other representations, the issuance of the common stock described above was exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. The Company did not engage in any public advertising or general solicitation in connection with the transaction described above.


ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this report is incorporated herein by reference.

 ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS

10.1 Securities Purchase Agreement, dated effective as of July 18, 2008, among the Company, Kali P. Chaudhuri, M.D., and William E. Thomas.

10.2 Early Loan Payoff Agreement, dated effective as of July 18, 2008, among the Company; WMC-SA, Inc.; WMC-A, Chapman Medical Center, Inc.; Coastal Communities Hospital, Inc.; Medical Provider Financial Corporation I; Medical Provider Financial Corporation II, Medical Provider Financial Corporation III; and Healthcare Financial Management & Acquisitions, Inc .

10.2.1 Amendment No. 1 to Common Stock Warrant, dated effective as of July 18, 2008 (4.95% Warrant), between the Company and Healthcare Financial Management & Acquisitions, Inc

10.2.2 Amendment No. 3 to Common Stock Warrant, dated effective as of July 18, 2008 (31.09% Warrant), between the Company and Healthcare Financial Management & Acquisitions, Inc

99.1 Press release announcing the Company's execution of the Securities Purchase Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Integrated Healthcare Holdings, Inc.

July 21, 2008                          BY:   /s/ Steven R. Blake
                                          ---------------------------------
                                            NAME: STEVEN R. BLAKE
                                            TITLE: CHIEF FINANCIAL OFFICER





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